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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 13, 1994



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



          MARYLAND                         1-8520                 52-1145429
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)


              TERRA CENTRE
            600 FOURTH STREET
              P.O. BOX 6000
            SIOUX CITY, IOWA                                51102-6000
 (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340

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ITEM 2.  Disposition of Assets.
         ----------------------

  On December 13 and 14, 1994, Terra Industries Inc. issued press releases contained in Exhibits 1-3 hereto, which are incorporated by reference herein.



ITEM 5.  Other Events.
         ------------

  On December 13 and 14, 1994, Terra Industries Inc. issued press releases contained in Exhibits 1-3 hereto, which are incorporated by reference herein.



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         TERRA INDUSTRIES INC.


                                    By:  /S/ GEORGE H. VALENTINE
                                         -------------------------------
                                         George H. Valentine
                                         Vice President, General Counsel
                                            and Corporate Secretary

Date:  December 19, 1994